Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 10. Commitments and Contingencies
Letters of credit
In connection with the 350 Treat Building Lease and 2741 16th Street Lease, the Company obtained letters of credit from certain banks as required by the lease agreements. If the Company defaults under the terms of the lease, the lessor will be entitled to draw upon the letters of credit in the amount necessary to cure the default. The amounts covered by the letters of credit are collateralized by certificates of deposit, which are included in restricted cash on the consolidated balance sheets as of December 31, 2021 and 2020. The outstanding amount of the letters of credit are $2.0 million and $1.3 million as of December 31, 2021 and 2020, respectively.
Non-cancelable
purchase commitments
As of December 31, 2021, the Company had
non-cancelable
purchase commitments to a third-party contract manufacturer for approximately $17.5 million and other vendors for approximately $12.3 million.
Legal proceedings
The Company is involved in various legal proceedings arising in the ordinary course of business. The Company accrues a liability when a loss is considered probable and the amount can be reasonably estimated. When a material loss contingency is reasonably possible but not probable, the Company does not record a liability, but instead discloses the nature and the amount of the claim, and an estimate of the loss or range of loss, if such an estimate can be made. Legal fees are expensed as incurred.
On June 10, 2021, we received a letter from the SEC notifying us of an investigation and document subpoena. The subpoena seeks documents regarding projected financial information in CLA’s Form
S-4
registration statement filed on December 22, 2020. We are complying with the SEC’s requests to date. We are awaiting information from the SEC on whether there will be next steps, if any beyond current requests to date. Although we believe we are responding in an appropriate manner, there can be no assurance whether this SEC investigation shall conclude, whether the SEC may request production for additional documents and communications, or whether we may be involved in subsequent litigation. At this time, we are unable to estimate the probability or the amount of liability, if any, related to this matter.
Indemnification
From time to time, the Company enters into agreements in the ordinary course of business that include indemnification provisions. Generally, in these provisions the Company agrees to defend, indemnify, and hold harmless the indemnified parties for claims and losses suffered or incurred by such indemnified parties for which the Company is responsible under the applicable indemnification provisions. The terms of the indemnification provisions vary depending upon negotiations between the Company and its counterpart; however, typically, these indemnification obligations survive the term of the contract and the maximum potential amount of future payments the Company could be required to make pursuant to these provisions are uncapped. To date, the Company has never incurred costs to defend lawsuits or settle claims related to these indemnification provisions.
The Company has also entered into indemnity agreements pursuant to which it has indemnified its directors and officers, to the extent legally permissible, against all liabilities reasonably incurred in connection with any action in which such individual may be involved by reason of such individual being or having been a director or executive officer, other than liabilities arising from willful misconduct of the individual. To date, the Company has never incurred costs to defend lawsuits or settle claims related to these indemnity agreements. The consolidated financial statements do not include a liability for any potential obligations under the indemnification agreements at December 31, 2021 and 2020.